LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN SMALL COMPANY PORTFOLIO

August 1, 2000

Dear Shareholder:

For the six months ended June 30, 2000, the J.P. Morgan Small Company Portfolio returned -1.80%. The portfolio underperformed both the Russell 2000 Index and the Lipper Variable Annuity Small Cap Funds Average, which returned 3.04% and 6.89%, respectively.

The portfolio's net asset value per share decreased from $16.73 on December 31, 1999, to $15.97 on June 30, 2000. The portfolio made distributions during the six months of approximately $0.34 per share from short-term capital gains and approximately $0.09 per share from long-term capital gains. In addition, the portfolio's net assets advanced from approximately $16.4 million on December 31, 1999 to approximately $29.9 million on June 30, 2000.

The report that follows includes detailed performance information about the J.P. Morgan Small Company Portfolio, as well as an interview with Marian Pardo, the portfolio manager primarily responsible for the portfolio. In this interview, Marian discusses the events in the small-cap equity markets, portfolio performance, and what she sees on the horizon.

As chairman and president of Asset Management Services, we thank you for your participation in the J.P. Morgan Small Company Portfolio. We look forward to sharing Morgan's insights regarding financial markets with you in the future. If you have any comments or questions, please call the trust's distributor, Funds Distributor, Inc., at (888) 756-8645.


Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

------------------------------------------------------------------------------------------------------------
   TABLE OF CONTENTS

   LETTER TO THE SHAREHOLDERS.....................1     PORTFOLIO FACTS AND HIGHLIGHTS.................7

   PORTFOLIO PERFORMANCE..........................2     FINANCIAL STATEMENTS..........................10

   PORTFOLIO MANAGER Q&A..........................3
------------------------------------------------------------------------------------------------------------

Portfolio performance

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                       TOTAL RETURNS         AVERAGE ANNUAL TOTAL RETURNS
                                                  -------------------  --------------------------------------------
                                                  THREE    SIX          ONE        THREE       FIVE      SINCE
AS OF JUNE 30, 2000                               MONTHS   MONTHS       YEAR       YEARS       YEARS  INCEPTION*
-------------------------------------------------------------------------------------------------------------------
J.P. Morgan Small Company Portfolio             -7.96%     -1.80%       33.57%     15.15%      17.70%     19.46%
Russell 2000 Index**                            -3.98%      3.04%       14.32%     10.57%      14.27%     15.69%
Lipper Variable Annuity
   Small Cap Funds Average***                   -3.50%      6.89%       34.61%     18.09%      18.91%     20.27%


*1/3/95 -- COMMENCEMENT OF OPERATIONS.

**THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE AVERAGE PERFORMANCE OF 2000 U.S. SMALL-CAP STOCKS. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

***DESCRIBES THE AVERAGE TOTAL RETURN FOR ALL FUNDS IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR FUND DATA.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF PORTFOLIO DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS. THESE EXPENSES MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. HISTORICALLY SMALL-COMPANY STOCKS HAVE BEEN MORE VOLATILE THAN LARGE-COMPANY STOCKS.

Portfolio manager Q&A

[PHOTO]

Following is an interview with Marian U. Pardo, managing director and member of the portfolio management team for the portfolio. As head of the small company investment team, Marian co-manages Morgan's various small-cap mutual funds as well as significant separate account assets for institutional clients. Marian has held a number of positions at Morgan. Among her most recent accomplishments, she helped launch and manage the J.P. Morgan U.S. Small Company Opportunities Fund. Before that, she managed equity and convertible funds and large-cap equity portfolios for individual clients, including the large-cap mutual funds. Marian joined J.P. Morgan in 1968, and joined the investment management business in 1980 as a research analyst. She has her B.A. from Barnard College. This interview took place on July 17, 2000, and reflects Marian's views on that date.

IT WASN'T THAT LONG AGO THAT LARGE- AND SUPER LARGE-CAP GROWTH EQUITIES DOMINATED THE INVESTMENT LANDSCAPE, OFTEN AT THE EXPENSE OF MID- AND SMALL-CAP ISSUES. HOW HAS THIS CHANGED, AND WHAT IMPACT HAS IT HAD ON YOUR STRATEGY, IF ANY?

MP: Investor preference for large and super large caps - an investment theme that ruled the market in the late 1990s - shifted to so-called "new economy" stocks in 1999 and the first quarter of 2000, cutting across market cap lines. Last year, the traditional large, stable growth companies - like Coca-Cola, Pfizer, certain other drug companies, etc. - didn't do particularly well. Calendar year 1999 was, in fact, the first time in a while that small stocks, as represented by the Russell 2000 Index, marginally outperformed large stocks, as represented by the S&P 500.

I would note that large caps have impacted our portfolio in a roundabout - and positive - manner. Many of these new economy companies, principally those in the telecommunications, media, technology and, perhaps, biotechnology sectors, began last year as small caps, or IPOs. Significant investor enthusiasm for these issues provided a powerful boost to the small-cap sector in 1999 and the first quarter of 2000. However, large-, mid-, and small-cap stocks all had a difficult time during the second quarter of this year, as technology- related shares fell dramatically in late March, April, and most of May. In fact, small- and mid-cap value names were some of the top performers during the second quarter.

For our part, it generally makes little difference if the market is favoring new economy stocks one day and old economy stocks the next. Our aim is to be broadly diversified across market sectors, investing in good companies at good prices that we believe will appreciate over a 12-18 month time frame.

WHAT ARE YOU LOOKING FOR WHEN YOU CONSIDER ADDING COMPANIES TO THE PORTFOLIO?

MP: Most importantly, we have to like the company's business plan and believe its management is capable of implementing it successfully. Beyond this, we look at the company's prospects for cash flow, as well as past and projected earnings growth. We are also looking for catalysts of value creation, those changes in a company's operating environment that will ignite its business and cause its underlying value to be realized in its stock price. Such catalysts might be the winning of significant new clients, legislative changes that favor the company's business environment, or the successful introduction of a new product line.

CONVERSELY, WHAT WOULD PROMPT YOU TO SELL A COMPANY?

MP: New information, or price. Perhaps the information on which we based our buy decision changed, so that the stock no longer looked as attractive as other available opportunities. We would also sell if an issue appreciated to the point that it had reached or exceeded our price target. And, while we like to continue holding successful companies, we will put them on our sell list when they grow too large.

LOOKING AT THE SMALL-CAP UNIVERSE IN PARTICULAR, WHAT WOULD YOU SAY WERE THE MOST SIGNIFICANT EVENTS THAT IMPACTED IT OVER THE PAST SIX MONTHS?

MP: Carrying over from last year, the major event impacting small caps since the beginning of 2000 was the active new issue market. It increased interest in new economy names, and it re-ignited interest in biotech companies. The huge amount of new capital that was drawn to these issues created opportunities not only for the companies that went public, but also for companies in other sectors, that benefited from their spending on things like radio advertising, computer purchases, etc.

We have been happy with the IPO pipeline thus far this year, even though it has been leaner than last year. Last year's enormous new issue market was probably an anomaly that won't be repeated any time soon. Despite recent volatility, this year has still been positive, if not on the exceptional scale of last year.

In terms of negative impacts, certainly the rise in interest rates hurt the market, most particularly from mid-March 2000 to this day. When investors finally took note of the fact that the Federal Reserve Board was serious about putting the brakes on the economy, they revalued their holdings. As always, high-multiple stocks were the most affected, including those in the once adored telecommunications-media-technology sectors. This turnabout hurt not only the many small-cap stocks in these sectors, but many larger names as well - in fact, one could argue that Microsoft's run-in with the U.S. Justice Department helped spark the recent tech correction. Also very hard hit were the smaller regional banks, which make most of their money from lending activities and thus are more sensitive to rising interest rates than, say, the money center banks, which tend to have broader sources of revenues.

Elsewhere, rising interest rates hurt some of the more traditionally valued companies, those valued on cash flow. Anticipating this, we substantially reduced our radio company holdings because of their historically high multiples.

If not an event per se, the continued strong economy in 1999 and the first quarter of this year was certainly a highly beneficial operating environment for many of the companies in which we invest. One of the ways we took advantage of it was by increasing our investments in chemical companies, which, among other commodity-intensive firms, typically outperform in a successful domestic and global economy. We also increased our allocations to the energy and oil services sectors for much the same reason.

HOW HAS THE FUND PERFORMED OVER THE PAST SIX MONTHS?

MP: For the six months ended June 30, 2000, the portfolio was down 1.80%, versus the Russell 2000 Index, which was up 3.04%, and the Lipper Variable Annuity Small Cap Funds Average, which appreciated 6.89% over this period. Our recent underperformance is mainly the result of poor security selection, particularly in the consumer services, software and health services areas.

WHAT HELPED PERFORMANCE OVER THIS PERIOD?

MP: Among the investments that helped performance the most was Human Genome Sciences, which develops products that predict, prevent, detect, and cure diseases, all based on gene-related research. It is a good example of a biotech company that benefited from re-ignited interest in the sector. We have held this stock for a long time, and we were pleased that it appreciated significantly over our six-month reporting period.

The bottom line for the company's success is its proven ability to turn its gene research into marketable drugs. The stock was also propelled by positive news throughout 1999 and into this year. For example, the company registered well over 100 patents in the U.S., one of which was a therapy for the treatment of AIDS. Recently, the company received FDA approval to commence human trials of one of its drugs, a protein that is one of the body's primary weapons against infection.

Applied Micro Circuits was another winner. This company designs, develops, and makes silicon solutions used in the creation of communications infrastructure, the networks over which telecommunications happen, both hardwire and wireless. It benefited from extraordinarily positive coverage by the brokerage community, a 2-for-1 stock split, and an additional public offering. As a result, its stock rose substantially. We were fortunate to have recognized and invested in the company's story early on in this price appreciation cycle. Applied Micro Circuits actually survived the tech downdraft in April, and in May helped itself by introducing significant new products.

Another holding that contributed to performance was Vertex Pharmaceuticals, which develops and commercializes small molecule drugs for the treatment of diseases for which there are limited - or no - effective treatments. Shares of Vertex were up strongly for the period.

We have followed Vertex for a number of years, and viewed it as a fundamentally strong company that was intelligently building a portfolio of potentially promising drugs. Vertex came into favor during the period because of this product pipeline - it has a number of drugs in clinical trials - and its strong technology platform, which enables the company to capitalize on the wealth of gene-related research currently underway worldwide. Recently, the stock has been propelled by news of a successful collaboration with Novartis, another drug company, as well as strong financial results.

AND WHAT WERE A FEW OF THE COMPANIES IN THE PORTFOLIO THAT PERFORMED LESS WELL THAN EXPECTED?

MP: One investment that underperformed was Mediaplex. The company provides technology-based marketing solutions - it will plan, execute, monitor, and analyze Internet ad campaigns. Through a technology called "MOJO," Mediaplex allows advertisers to deliver real-time, customized advertising to consumers. The stock has been the subject of very positive press and broker research, and reached an all-time high in January;

however, it seemed to get caught up in some of the indiscriminant selling of tech-related shares that we saw in the second quarter. As a result, Mediaplex was down in our portfolio.

Another name that detracted from performance was Checkfree Holdings, which develops and markets services that enable its customers to pay and collect bills electronically. Shares of Checkfree began the year on a negative note when the company announced disappointing financial results. It was also negatively impacted by news that the rollout of the company's on-line bill paying service to Yahoo! subscribers was moving slower than expected. Checkfree continued to suffer during the tech correction in March, April, and May, and concluded the six-month period well off its high for the year.

Geon Company, a petrochemical company that supplies specialty PVC resins and compounds, also detracted from performance for the period. Geon has suffered from persistently high oil prices since last year, which presents it with the challenge of keeping its prices steady and maintaining margins, against the backdrop of rising costs and little-to-no inflation.

RISING INTEREST RATES HAVE BEEN AND CONTINUE TO BE THE DOMINANT INVESTMENT STORY OF LATE, ONE THAT TOLD A RATHER SAD TALE FOR STOCKS IN THIS YEAR'S SECOND QUARTER. HOW DO YOU ADDRESS THIS ISSUE IN THE MANAGEMENT OF THE PORTFOLIO?

MP: Since we are not top-down investors, we do not over- and underweight sectors based on an interest rate view. Rather, in a rising rate environment, we would look for companies in each sector that are least vulnerable to adverse interest rate developments. The way different kinds of companies are affected by a particular set of economic circumstances would lead us to underweight or eliminate those that are likely to deliver sub-par performance over our targeted time frame.

This said, small-cap stocks as a group tend to be sensitive to interest rate increases, both because of high P/Es and the impact that rate increases can have on earnings and a company's ability to raise capital. Good research can help you stay ahead of this curve over time.

LOOKING AHEAD, WHAT DEVELOPMENTS DO YOU SEE FOR THE SMALL-CAP UNIVERSE?

MP: If rates should continue to rise, I think we may see more small-cap woes, for the reasons cited earlier. You'll probably also continue to see volatility play a large role and liquidity be one of the major issues. Beyond this, we will likely see a broadening of the small-cap market, as opposed to what happened last year and the early part of this one when technology, telecommunications, and biotech drove the market.

Hopefully, what we will see is a number of winners, spread out more evenly between the new and old economy sectors. We see attractive opportunities throughout the small-cap area - from energy and chemical stocks to technology and telecomm. We will participate broadly, but on balance we still see relatively stronger fundamentals in new industrial America and will tilt the portfolio accordingly.

Portfolio facts


INVESTMENT OBJECTIVE
J.P. Morgan Small Company Portfolio seeks to provide a high total return from a portfolio comprised of equity securities of small companies. The portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies, primarily those with market capitalizations of less than $1 billion. The portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.

------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
1/3/95

------------------------------------------
NET ASSETS AS OF 6/30/00
$29,855,047

------------------------------------------
DIVIDEND PAYABLE DATES (IF APPLICABLE)
12/20/00

------------------------------------------
CAPITAL GAIN PAYABLE DATES (IF APPLICABLE)
12/20/00

EXPENSE RATIO
The portfolio's current annualized expense ratio of 1.14% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS
ALL DATA AS OF JUNE 30, 2000

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[PIE CHART]

- TECHNOLOGY 22.4%
- FINANCE 13.0%
- CONSUMER GOODS & SERVICES 11.2%
- HEALTHCARE 9.6%
- TELECOMMUNICATIONS 7.9%
- INDUSTRIAL PRODUCTS & SERVICES 7.4%
- BASIC INDUSTRIES 6.5%
- ENERGY 4.9%
- UTILITIES 2.5%
- TRANSPORTATION 2.2%
- SHORT-TERM & OTHER INVESTMENTS 12.4%

LARGEST HOLDINGS
(EXCLUDING SHORT-TERM INVESTMENTS)  % OF TOTAL INVESTMENTS
----------------------------------------------------------
HUMAN GENOME SCIENCES, INC. (HEALTHCARE)      1.5%
EXAR CORP. (TECHNOLOGY)                       1.1%
C.H. ROBINSON WORLDWIDE, INC. (TRANSPORTATION)1.1%
RENAISSANCE RE HOLDINGS, LTD. (FINANCE)       1.1%
ADVANCED FIBRE COMMUNICATIONS, INC.           1.0%
   (TELECOMMUNICATIONS)
WELLMAN INC. (BASIC INDUSTRIES)               1.0%
NEWFIELD EXPLORATION CO. (ENERGY)             1.0%
NATIONAL OILWELL, INC. (ENERGY)               1.0%
BANK UNITED CORP., CLASS A (FINANCE)          1.0%
CLECO CORP. (UTILITIES)                       0.9%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. IS THE TRUST'S INVESTMENT ADVISOR. SHARES OF THE PORTFOLIO PRESENTLY ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND QUALIFIED PENSION AND RETIREMENT PLANS OUTSIDE THE SEPARATE ACCOUNT CONTEXT.

Shares of the portfolio and investments in the variable contracts are not bank deposits and are not guaranteed by any bank, government entity, or the FDIC. Return and share price will fluctuate and redemption value may be more or less than original cost. Reference to specific securities and their issuers should not be interpreted as recommendations to purchase or sell these securities. There is no assurance the portfolio will continue to hold these securities. Opinions expressed herein and other fund data presented are subject to change without notice.

PLEASE CALL (888) 756-8645 FOR A PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING CONTRACT CHARGES AND DEDUCTIONS, AND PORTFOLIO FEES AND EXPENSES. PLEASE READ THE PROSPECTUSES FOR COMPLETE DETAILS INCLUDING RISK CONSIDERATIONS.

                   THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
COMMON STOCKS (92.3%)
BASIC INDUSTRIES (7.0%)
CHEMICALS (5.0%)
Albemarle Corp...................................       8,600   $   169,850
Bush Boake Allen, Inc............................       1,700        74,375
General Chemical Group, Inc.+....................       4,400         3,025
Geon Co..........................................      12,800       236,800
Georgia Gulf Corp................................       9,900       206,044
Minerals Technologies, Inc.......................       5,100       234,600
Solutia, Inc.....................................       4,800        66,000
Symyx Technologies, Inc.+........................       4,000       170,437
Wellman, Inc.....................................      19,800       320,512
                                                                -----------
                                                                  1,481,643
                                                                -----------

FOREST PRODUCTS & PAPER (1.5%)
Buckeye Technologies, Inc........................       6,200       136,012
Caraustar Industries, Inc........................      10,200       154,275
Universal Forest Products, Inc...................      10,400       143,000
                                                                -----------
                                                                    433,287
                                                                -----------

METALS & MINING (0.5%)
Mueller Industries, Inc.+........................       4,300       120,400
Schnitzer Steel Industries, Inc., Class A........       1,700        26,987
                                                                -----------
                                                                    147,387
                                                                -----------
    TOTAL BASIC INDUSTRIES.......................                 2,062,317
                                                                -----------

CONSUMER GOODS & SERVICES (11.8%)
APPARELS & TEXTILES (0.3%)
Genesco, Inc.+...................................       2,900        46,581
Vans, Inc.+......................................       2,300        33,637
                                                                -----------
                                                                     80,218
                                                                -----------

AUTOMOTIVE (0.4%)
BorgWarner, Inc..................................       2,500        87,812
Sonic Automotive, Inc.+..........................       2,900        30,994
                                                                -----------
                                                                    118,806
                                                                -----------

BROADCASTING & PUBLISHING (3.8%)
Entercom Communications Corp.+...................       3,100       151,125
Hearst-Argyle Television, Inc.+..................       2,900        56,550
iBEAM Broadcasting Corp.+........................       6,400       115,200

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
BROADCASTING & PUBLISHING (CONTINUED)
Mediaplex, Inc...................................       5,300   $   102,356
SmartForce Public Limited Co., Sponsored
  ADR(i).........................................       4,400       211,200
Spanish Broadcasting System, Inc., Class A+......      11,200       230,300
Valassis Communications, Inc.+...................       7,300       278,312
                                                                -----------
                                                                  1,145,043
                                                                -----------

ENTERTAINMENT, LEISURE & MEDIA (2.3%)
American Classic Voyages Co. +...................       3,900        80,437
Anchor Gaming+...................................       5,600       268,450
ARTISTdirect, Inc.+..............................       1,400         4,375
Concord Camera Corp.+............................       1,400        29,225
Insight Communications Co., Inc.+................       4,000        62,500
JAKKS Pacific, Inc.+.............................       5,400        79,650
Lifeminders, Inc.+...............................       1,300        38,431
Promotions.com, Inc.+............................       2,000        10,000
Quokka Sports, Inc.+.............................       2,400        19,275
Ticketmaster Online-CitySearch, Inc., Class B+...       5,500        87,656
                                                                -----------
                                                                    679,999
                                                                -----------

FOOD, BEVERAGES & TOBACCO (1.4%)
American Italian Pasta Co., Class A +............       3,400        70,337
Beringer Wine Estates Holdings, Inc., Class B+...       2,100        74,156
Keebler Foods Co.................................       7,000       259,875
                                                                -----------
                                                                    404,368
                                                                -----------

HOUSEHOLD APPLIANCES & FURNISHINGS (0.5%)
Furniture Brands International, Inc. +...........       2,100        31,762
Stanley Furniture Co., Inc.+.....................       6,000       132,000
                                                                -----------
                                                                    163,762
                                                                -----------

HOUSEHOLD PRODUCTS (0.6%)
Alberto-Culver Co., Class B......................       5,600       171,150
                                                                -----------

RESTAURANTS & HOTELS (0.6%)
Aztar Corp. +....................................       4,300        66,650
Boca Resorts, Inc., Class A+.....................       4,100        40,487
Extended Stay America, Inc. +....................       3,000        27,750
Sun International Hotels Ltd.+...................       2,000        40,000
                                                                -----------
                                                                    174,887
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
RETAIL (1.9%)
Alloy Online, Inc. +.............................       6,100   $    68,625
BJ's Wholesale Club, Inc.+.......................       1,000        33,000
Cost Plus, Inc. +................................       5,000       143,437
Lithia Motors, Inc., Class A+....................       3,400        45,475
Pacific Sunwear of California, Inc.+.............       2,400        45,000
School Specialty, Inc............................      11,600       215,325
Stamps.com, Inc. +...............................       3,300        24,131
                                                                -----------
                                                                    574,993
                                                                -----------
    TOTAL CONSUMER GOODS & SERVICES..............                 3,513,226
                                                                -----------

ENERGY (5.2%)
GAS EXPLORATION (1.3%)
Newfield Exploration Co.+........................       7,900       309,087
Spinnaker Exploration Co.+.......................       2,700        69,187
                                                                -----------
                                                                    378,274
                                                                -----------

GAS-PIPELINES (0.5%)
Kinder Morgan, Inc...............................       3,900       134,794
                                                                -----------

OIL-PRODUCTION (0.1%)
Devon Energy Corp.+..............................         200        11,237
Unit Corp........................................       2,100        28,350
                                                                -----------
                                                                     39,587
                                                                -----------

OIL-SERVICES (3.3%)
Cooper Cameron Corp.+............................       2,900       191,400
Core Laboratories NV(i)..........................       2,900        84,100
Global Industries, Ltd...........................       2,800        52,850
Gulf Island Fabrication, Inc.....................       1,100        18,700
McDermott International, Inc.....................      18,500       163,031
National-Oilwell, Inc.+..........................       9,100       299,162
Smith International, Inc.+.......................       1,800       131,062
Universal Compression Holdings, Inc.+............       1,700        56,950
                                                                -----------
                                                                    997,255
                                                                -----------
    TOTAL ENERGY.................................                 1,549,910
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
FINANCE (13.8%)
BANKING (2.5%)
Bank United Corp., Class A.......................       8,500   $   299,094
Capital Crossing Bank +..........................       1,600        16,400
City National Corp...............................       2,700        93,825
Commercial Federal Corp..........................       4,150        64,584
Hamilton Bancorp, Inc.+..........................       1,900        33,250
National Commerce Bancorporation.................       5,100        81,919
Pacific Century Financial Corp...................       4,200        61,425
Sterling Bancshares, Inc.........................       1,400        15,137
Summit Bancshares, Inc...........................         200         3,450
Sun Bancorp, Inc.+...............................       2,011        12,066
Westamerica Bancorporation.......................       2,300        60,087
                                                                -----------
                                                                    741,237
                                                                -----------

FINANCIAL SERVICES (4.3%)
Allied Capital Corp..............................      11,700       198,900
American Capital Strategies, Ltd.................       2,000        47,750
American Home Mortgage Holdings, Inc.+...........       4,200        19,162
CheckFree Holdings Corp..........................       3,200       165,000
Donaldson, Lufkin & Jenrette, Inc. - DLJ
  Direct.........................................       1,400        59,412
Doral Financial Corp.............................       6,700        76,631
eSPEED, Inc., Class A............................       5,100       221,531
Gabelli Asset Management, Inc., Class A+.........       2,000        50,000
Heller Financial, Inc............................       9,400       192,700
LendingTree, Inc.+...............................       1,000         7,500
Medallion Financial Corp.........................       1,800        27,787
MicroFinancial, Inc..............................         600         6,000
Ocwen Financial Corp.+...........................       8,000        44,500
Southwest Securities Group, Inc..................       2,100        78,225
Web Street, Inc.+................................       2,300         5,750
Willis Lease Finance Corp.+......................       9,800        61,250
                                                                -----------
                                                                  1,262,098
                                                                -----------

INSURANCE (3.2%)
E. W. Blanch Holdings, Inc.......................       2,500        50,781
Fremont General Corp.............................       8,500        33,469
HealthExtras, Inc.+..............................       6,100        32,787
Hooper Holmes, Inc...............................      12,100        96,800
MIIX Group, Inc..................................         500         6,000
Nationwide Financial Services, Inc., Class A.....       6,300       207,112
Protective Life Corp.............................       3,800       101,175
Quotesmith.com, Inc.+............................       6,700        14,447

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
INSURANCE (CONTINUED)
RenaissanceRe Holdings Ltd.......................       7,800   $   339,787
StanCorp Financial Group, Inc....................       2,400        77,100
                                                                -----------
                                                                    959,458
                                                                -----------

REAL ESTATE INVESTMENT TRUSTS (3.8%)
Arden Realty, Inc................................       5,500       129,250
CenterPoint Properties Corp......................       2,700       110,025
Cousins Properties, Inc..........................       4,100       157,850
General Growth Properties, Inc...................       4,700       149,225
Manufactured Home Communities, Inc...............       6,000       143,625
Mills Corp.......................................       2,200        41,387
Mission West Properties, Inc.....................       7,200        75,600
Post Properties, Inc.............................       6,069       267,036
The Macerich Co..................................       3,200        70,600
                                                                -----------
                                                                  1,144,598
                                                                -----------
    TOTAL FINANCE................................                 4,107,391
                                                                -----------

HEALTH CARE (10.1%)
BIOTECHNOLOGY (4.3%)
Aclara Biosciences, Inc. +.......................         600        30,562
Affymetrix, Inc. +...............................       1,100       181,637
Charles River Laboratories International,
  Inc.+..........................................         900        19,969
Corixa Corp.+....................................       2,100        90,169
Diversa Corp.+...................................       1,100        36,437
Exelixis, Inc.+..................................       1,800        60,075
Gene Logic, Inc.+................................         900        32,119
Human Genome Sciences, Inc. +....................       3,600       480,150
Maxygen, Inc. +..................................         600        34,059
Millennium Pharmaceuticals, Inc. +...............         300        33,562
Neurocrine Biosciences, Inc.+....................       2,600        92,462
Nexell Therapeutics Inc.+........................          12           178
Orchid Biosciences +.............................       4,700       178,453
Vical, Inc.+.....................................         100         1,925
                                                                -----------
                                                                  1,271,757
                                                                -----------

HEALTH SERVICES (0.8%)
Accredo Health, Inc.+............................       3,200       110,600
Allscripts, Inc. +...............................       3,100        71,300
Community Health Care+...........................       1,500        24,281
HealthGate Data Corp.+...........................       4,300         6,987
Omnicare, Inc....................................       4,100        37,156
                                                                -----------
                                                                    250,324
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
MEDICAL SUPPLIES (1.1%)
Cyberonics Inc.+.................................       2,100   $    25,200
Eclipse Surgical Technologies, Inc.+.............       7,300        31,937
I-STAT Corp.+....................................       6,000       104,625
ORATEC Interventions, Inc.+......................       2,100        70,088
ResMed, Inc.+....................................       2,800        74,900
Sonic Innovations, Inc.+.........................       1,100        20,419
                                                                -----------
                                                                    327,169
                                                                -----------

PHARMACEUTICALS (3.9%)
Abgenix, Inc.+...................................       1,100       131,845
Akorn, Inc.+.....................................       7,700        61,119
Bindley Western Industries, Inc..................       4,900       129,544
Enzon Inc.+......................................       1,300        55,250
Gilead Sciences, Inc.+...........................         300        21,338
IDEC Pharmaceuticals Corp.+......................       1,800       211,163
ILEX Oncology, Inc.+.............................         900        31,725
Ligand Pharmaceuticals, Inc., Class B+...........      15,800       208,363
Trimeris, Inc.+..................................       1,400        97,913
Vertex Pharmaceuticals, Inc.+....................       2,100       221,288
                                                                -----------
                                                                  1,169,548
                                                                -----------
    TOTAL HEALTH CARE............................                 3,018,798
                                                                -----------

INDUSTRIAL PRODUCTS & SERVICES (7.8%)
BUILDING MATERIALS (0.4%)
Elcor Corp.......................................       5,600       128,800
                                                                -----------

BUSINESS & PUBLIC SERVICES (0.8%)
Act Manufacturing, Inc.+.........................       4,100       190,394
Obie Media Corp..................................       2,700        21,600
Vicinity Corp.+..................................       1,300        25,513
                                                                -----------
                                                                    237,507
                                                                -----------

CAPITAL GOODS (0.9%)
Shaw Group, Inc.+................................       5,900       278,038
                                                                -----------

COMMERCIAL SERVICES (2.0%)
CoStar Group, Inc.+..............................       2,000        50,125
Fargo Electronics+...............................       4,400        15,675
On Assignment, Inc.+.............................       9,000       274,500

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
COMMERCIAL SERVICES (CONTINUED)
Optimal Robotics Corp.+..........................       4,800   $   184,200
Source Information Management Co.+...............       4,000        61,000
                                                                -----------
                                                                    585,500
                                                                -----------

CONSTRUCTION & HOUSING (0.2%)
Dycom Industries, Inc.+..........................       1,500        69,000
                                                                -----------

DIVERSIFIED MANUFACTURING (0.5%)
GenTek, Inc......................................      11,920       133,355
                                                                -----------

MACHINERY (0.6%)
Capstone Turbine Corp............................         500        22,531
IDEX Corp........................................       3,400       107,313
Manitowoc Co., Inc...............................       2,100        56,175
                                                                -----------
                                                                    186,019
                                                                -----------

MANUFACTURING (2.4%)
Meade Instruments Corp.+.........................       4,300       108,038
Mettler-Toledo International, Inc.+..............       6,800       272,000
Monaco Coach Corp.+..............................       5,100        69,488
National R.V. Holdings, Inc.+....................       5,900        61,950
Rayovac Corp.+...................................       6,800       152,150
Snap-on, Inc.....................................       2,100        55,913
                                                                -----------
                                                                    719,539
                                                                -----------
    TOTAL INDUSTRIAL PRODUCTS & SERVICES.........                 2,337,758
                                                                -----------

TECHNOLOGY (23.7%)
AEROSPACE (0.6%)
L-3 Communications Holdings, Inc.+...............       1,500        85,594
Titan Corp.+.....................................       2,000        89,500
                                                                -----------
                                                                    175,094
                                                                -----------

COMPUTER PERIPHERALS (0.9%)
Integrated Circuit Systems, Inc.+................       3,400        58,225
JNI Corp.+.......................................         700        22,138
M-Systems Flash Disk Pioneers Ltd................       1,900       147,963
StorageNetworks, Inc.+...........................         500        45,125
                                                                -----------
                                                                    273,451
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
COMPUTER SOFTWARE (10.6%)
Accrue Software, Inc. +..........................       2,300   $    81,650
Agile Software Corp.+............................       2,900       204,994
Alteon Websystems, Inc. +........................       1,300       130,081
Art Technology Group, Inc.+......................       2,500       252,344
Certicom Corp....................................       2,400       164,363
Clarent Corp.....................................       2,900       207,350
click2learn.com, Inc.............................       4,400        77,550
Corillian Corp...................................       2,300        38,238
E.piphany, Inc.+.................................         500        53,594
Excalibur Technologies Corp.+....................       2,300        91,856
FASTNET Corp.+...................................       2,700        10,125
Informatica Corp. +..............................       2,500       204,844
Information Resource Engineering, Inc.+..........         100         2,525
Informix Corp.+..................................       8,000        59,500
ISS Group, Inc.+.................................       1,100       108,608
Keynote Systems, Inc.+...........................       1,600       112,900
Metasolv Software, Inc. +........................       1,100        48,400
Nuance Communications, Inc.+.....................         300        24,994
Packeteer, Inc.+.................................       2,500        72,813
Peregrine Systems, Inc.+.........................       4,300       149,156
Precise Software Solutions Ltd.+.................         600        14,400
Quest Software, Inc.+............................         300        16,613
Retek, Inc.+.....................................       2,900        92,800
Sequoia Software Corp.+..........................       2,000        32,750
Software Technlogies Corp.+......................       3,200        98,200
Sonic Foundry, Inc.+.............................       2,900        60,900
Tumbleweed Communications Corp.+.................       2,600       132,275
Ulticom, Inc.+...................................         600        14,409
Virata Corp.+....................................       1,800       107,325
Watchguard Technologies, Inc.+...................       2,700       148,331
Websense, Inc.+..................................       1,100        27,638
WebTrends Corp.+.................................       2,500        96,719
Wind River Systems, Inc.+........................       3,100       117,413
Witness Systems, Inc.+...........................       3,800        92,625
                                                                -----------
                                                                  3,148,283
                                                                -----------

ELECTRONICS (2.1%)
Applied Science and Technology, Inc.+............       2,900        75,038
August Technology Corp.+.........................         900        14,794
DDi Corp. +......................................       7,300       208,050
Manufacturers' Services Ltd.+....................       1,400        28,788
Molecular Devices Corp.+.........................         300        20,756
Power-One, Inc.+.................................       2,500       284,844
                                                                -----------
                                                                    632,270
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
INFORMATION PROCESSING (3.2%)
Computer Horizons Corp.+.........................      10,100   $   135,719
Diamond Technology Partners, Inc.+...............       2,100       184,800
Digital Island, Inc.+............................       2,300       111,838
Digitas, Inc.+...................................       1,200        19,575
eFunds Corp.+....................................       4,825        56,091
Gartner Group, Inc., Class A+....................       7,400        88,800
Net Perceptions, Inc. +..........................       3,100        49,213
NetRatings, Inc. +...............................       4,000       102,500
Visual Networks, Inc.+...........................       5,400       153,900
WorldGate Communications, Inc.+..................       3,800        67,450
                                                                -----------
                                                                    969,886
                                                                -----------

SEMICONDUCTORS (6.3%)
ATMI, Inc. +.....................................       5,700       265,050
C-Cube Microsystems Inc.+........................       5,200       102,050
Cirrus Logic, Inc.+..............................       2,600        41,600
Exar Corp. +.....................................       4,100       357,469
Genesis Microchip, Inc.+.........................       1,300        23,238
Kopin Corp.+.....................................       3,800       263,150
Lam Research Corp. +.............................       3,500       131,250
Lattice Semiconductor Corp.+.....................       2,900       200,463
MKS Instruments, Inc. +..........................       3,200       125,200
MMC Networks, Inc.+..............................       1,500        80,156
PRI Automation, Inc.+............................       1,800       117,703
Silicon Image, Inc. +............................       1,800        89,775
Silicon Laboratories, Inc.+......................         800        42,500
Therma-Wave, Inc.+...............................         100         2,231
TranSwitch Corp.+................................         500        38,594
                                                                -----------
                                                                  1,880,429
                                                                -----------
    TOTAL TECHNOLOGY.............................                 7,079,413
                                                                -----------

TELECOMMUNICATIONS (8.1%)
TELECOMMUNICATION SERVICES (3.5%)
CapRock Communications Corp. +...................       4,400        85,800
Choice One Communications, Inc.+.................       2,900       118,356
ECtel Ltd.+......................................       1,000        23,000
GoAmerica, Inc.+.................................       2,100        32,419
iBasis, Inc. +...................................       5,400       232,538
ITC DeltaCom, Inc.+..............................       4,300        95,944
MGC Communications, Inc.+........................       3,400       203,788
Motient Corp.+...................................       6,100        95,694
Net2Phone, Inc...................................       2,100        74,944
PNV.net, Inc.....................................       1,700         2,338
SeaChange International, Inc.....................       2,250        64,969

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
TELECOMMUNICATION SERVICES (CONTINUED)
TeleCorp PCS, Inc................................         500   $    20,156
U.S. Wireless Corp...............................         300         6,413
                                                                -----------
                                                                  1,056,359
                                                                -----------

TELECOMMUNICATIONS-EQUIPMENT (4.6%)
Accelerated Networks, Inc.+......................         400        16,875
Advanced Fibre Communications, Inc. +............       7,200       326,250
Aether Systems, Inc. +...........................         500       102,500
Exfo Electro-Optical Engineering, Inc.+..........         300        13,163
FLAG Telecom Holdings Ltd.+(i)...................       2,600        38,675
Metawave Communications Corp.+...................       2,300        61,381
Netro Corp.+.....................................       1,400        80,325
New Focus, Inc.+.................................         900        73,913
ONI Systems Corp.+...............................         600        70,322
Plantronics, Inc.+...............................         500        57,750
Polycom, Inc.+...................................       2,200       207,006
Stratos Lightwave, Inc.+.........................         675        18,816
Turnstone Systems, Inc.+.........................         500        82,836
Vyyo, Inc.+......................................       1,700        45,900
Williams Communication Group, Inc.+..............       2,100        69,694
World Access, Inc.+..............................       8,900        98,456
                                                                -----------
                                                                  1,363,862
                                                                -----------
    TOTAL TELECOMMUNICATIONS.....................                 2,420,221
                                                                -----------

TRANSPORTATION (2.2%)
RAILROADS (0.4%)
Wisconsin Central Transportation Corp.+..........      10,200       132,600
                                                                -----------

TRANSPORT & SERVICES (1.4%)
C.H. Robinson Worldwide, Inc.....................       7,000       346,500
GATX Corp........................................       2,000        68,000
                                                                -----------
                                                                    414,500
                                                                -----------

TRUCK & FREIGHT CARRIERS (0.4%)
Werner Enterprises, Inc..........................      11,075       128,055
                                                                -----------
    TOTAL TRANSPORTATION.........................                   675,155
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
UTILITIES (2.6%)
ELECTRIC (1.6%)
Cleco Corp.......................................       8,600   $   288,100
CMS Energy Corp..................................       9,100       201,338
                                                                -----------
                                                                    489,438
                                                                -----------

NATURAL GAS (0.5%)
Atmos Energy Corp................................       8,500       148,750
                                                                -----------

WATER (0.5%)
E'Town Corp......................................       2,300       152,806
                                                                -----------
    TOTAL UTILITIES..............................                   790,994
                                                                -----------
    TOTAL COMMON STOCKS (COST $25,481,350).......                27,555,183
                                                                -----------

PREFERRED STOCK (0.3%)
CONVERTIBLE PREFERRED STOCKS (0.3%)
ENTERTAINMENT, LEISURE & MEDIA (0.1%)
AMCV Capital Trust I, 7.00%, due 02/15/15........         700        29,225
                                                                -----------

TELECOMMUNICATION SERVICES (0.2%)
Verio, Inc., Series A, 6.75%, 08/01/02...........       1,000        59,125
                                                                -----------
    TOTAL CONVERTIBLE PREFERRED STOCKS...........                    88,350
                                                                -----------
    TOTAL PREFERRED STOCK (COST $90,375).........                    88,350
                                                                -----------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
SHORT-TERM INVESTMENTS (13.1%)
U.S. GOVERNMENT AGENCY OBLIGATIONS (13.1%)
Federal Home Loan Mortgage Corp. Discount Note,
  6.57%, due 07/03/00............................  $3,914,000     3,911,857
                                                                -----------
TOTAL INVESTMENTS (COST $29,484,297) (105.7%).................   31,555,390
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.7%).................   (1,700,343)
                                                                -----------
NET ASSETS (100.0%)...........................................  $29,855,047
                                                                ===========

------------------------------
Note: The aggregate gross unrealized appreciation and depreciation was $4,353,092 and $2,281,999, respectively, resulting in net unrealized appreciation of investments of $2,071,093.

+ Non income Producing

(i) Foreign Security.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $29,484,297)            $31,555,390
Receivable for Investments Sold                        301,437
Interest Receivable                                     16,733
Receivable for Shares Sold                              10,273
Prepaid Trustees' Fees                                   1,627
Prepaid Expenses and Other Assets                          700
                                                   -----------
    Total Assets                                    31,886,160
                                                   -----------
LIABILITIES
Payable for Investments Purchased                    1,625,642
Payable to Custodian                                   329,983
Payable for Shares Redeemed                             20,612
Advisory Fee Payable                                    13,473
Custody Fee Payable                                      2,493
Administration Fee Payable                               1,364
Accrued Expenses                                        37,546
                                                   -----------
    Total Liabilities                                2,031,113
                                                   -----------
NET ASSETS
Applicable to 1,869,302 Shares of Beneficial
  Interest Outstanding
 (no par value, unlimited shares authorized)       $29,855,047
                                                   ===========
Net Asset Value, Offering and Redemption Price
  per Share                                             $15.97
                                                   ===========
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $26,368,365
Undistributed Net Investment Income                     32,481
Accumulated Net Realized Gain on Investments         1,383,108
Net Unrealized Appreciation of Investments           2,071,093
                                                   -----------
    Net Assets                                     $29,855,047
                                                   ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $80)                                                    $    82,643
Interest Income                                                   83,513
                                                             -----------
    Investment Income                                            166,156
EXPENSES
Advisory Fee                                       $ 69,910
Custodian Fees and Expenses                          35,486
Professional Fees and Expenses                       13,028
Printing Expenses                                     8,388
Transfer Agent Expense                                8,142
Trustees' Fees and Expenses                           4,484
Insurance Expense                                       283
Administration Fee                                       77
Amortization of Organization Expense                     17
Miscellaneous                                         2,049
                                                   --------
    Total Expenses                                  141,864
Less: Reimbursement of Expenses                      (7,260)
                                                   --------
NET EXPENSES                                                     134,604
                                                             -----------
NET INVESTMENT INCOME                                             31,552
NET REALIZED GAIN ON INVESTMENTS                               1,430,103
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENTS                                                 (1,817,460)
                                                             -----------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $  (355,805)
                                                             ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                   MONTHS ENDED    FOR THE FISCAL
                                                   JUNE 30, 2000     YEAR ENDED
                                                    (UNAUDITED)   DECEMBER 31, 1999
                                                   -------------  -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                               $    31,552   $          6,140
Net Realized Gain on Investments                      1,430,103          1,165,003
Net Change in Unrealized Appreciation
  (Depreciation) of Investments                      (1,817,460)         3,351,113
                                                    -----------   ----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                        (355,805)         4,522,256
                                                    -----------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        --             (6,555)
Net Realized Gain                                      (644,449)          (317,952)
                                                    -----------   ----------------
    Total Distributions to Shareholders                (644,449)          (324,507)
                                                    -----------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold     18,754,675          7,391,609
Reinvestment of Dividends and Distributions             644,440            324,507
Cost of Shares of Beneficial Interest Redeemed       (4,968,498)        (2,320,035)
                                                    -----------   ----------------
    Net Increase from Transactions of Beneficial
      Interest                                       14,430,617          5,396,081
                                                    -----------   ----------------
    Total Increase in Net Assets                     13,430,363          9,593,830
NET ASSETS
Beginning of Period                                  16,424,684          6,830,854
                                                    -----------   ----------------
End of Period (including undistributed net
  investment income of $32,481 and $929
  respectively)                                     $29,855,047   $     16,424,684
                                                    ===========   ================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS

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Selected data for a share outstanding throughout each period are as follows:

                                                                                                   FOR THE PERIOD
                                 FOR THE SIX                                                       JANUARY 3, 1995
                                MONTHS ENDED        FOR THE FISCAL YEAR ENDED DECEMBER 31,        (COMMENCEMENT OF
                                JUNE 30, 2000    --------------------------------------------    OPERATIONS) THROUGH
                                 (UNAUDITED)       1999        1998        1997        1996       DECEMBER 31, 1995
                                -------------    --------    --------    --------    --------    -------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $ 16.73       $ 11.86      $13.09      $12.53      $11.83           $10.00
                                   -------       -------      ------      ------      ------           ------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income                 0.02          0.00(c)     0.03        0.04        0.06             0.11
Net Realized and Unrealized
  Gain (Loss) on Investments
  and Foreign Currency
  Transactions                       (0.35)         5.23       (0.74)       2.53        2.43             3.18
                                   -------       -------      ------      ------      ------           ------
Total from Investment
  Operations                         (0.33)         5.23       (0.71)       2.57        2.49             3.29
                                   -------       -------      ------      ------      ------           ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS FROM
Net Investment Income                   --         (0.01)      (0.02)      (0.04)      (0.06)           (0.11)
Net Realized Gain                    (0.43)        (0.35)      (0.15)      (1.97)      (1.73)           (1.35)
In excess of Net Investment
  Income                                --            --       (0.35)         --          --               --
                                   -------       -------      ------      ------      ------           ------
Total Distributions to
  Shareholders                       (0.43)        (0.36)      (0.52)      (2.01)      (1.79)           (1.46)
                                   -------       -------      ------      ------      ------           ------
NET ASSET VALUE, END OF
  PERIOD                           $ 15.97       $ 16.73      $11.86      $13.09      $12.53           $11.83
                                   =======       =======      ======      ======      ======           ======
RATIOS AND SUPPLEMENTAL DATA
Total Return                         (1.80)%(a)    44.39%      (5.51)%     22.50%      21.74%           32.91%(a)
Net Assets, End of Period
  (in thousands)                   $29,855       $16,425      $6,831      $5,196      $3,867           $2,536
Ratios to Average Net Assets
  Expenses                            1.14%         1.15%       1.15%       1.15%       1.15%            1.15%(b)
  Net Investment Income               0.27%         0.07%       0.28%       0.28%       0.54%            0.99%(b)
  Expenses Without
    Reimbursement                     1.21%         2.57%       3.43%       3.81%       2.69%            3.22%(b)
Portfolio Turnover                      49%          121%         67%         85%        144%             100%

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(a) Not Annualized.

(b) Annualized.

(c) Less than $0.01.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2000
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1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Small Company Portfolio (the "portfolio") is one of four portfolios comprising J.P. Morgan Series Trust II (the "trust"). The trust is registered under the Investment Company Act of 1940, as amended, as a no-load diversified, open-end management investment company. The trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies. Prior to December 30, 1999, the trust was composed of five separate portfolios which operated as distinct investment vehicles. The investment objective of the portfolio seeks to provide a high total return from a portfolio of small company stock.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures established by the portfolio's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of first in first out.

   c) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid semi-annually.

   d) The portfolio incurred organization expenses in the amount of $9,834. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations.

J.P. MORGAN SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
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   e) Expenses incurred by the trust with respect to any two or more portfolio in the trust are allocated in proportion to the net assets of each portfolio in the trust, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   f) The portfolio is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, (the "code") applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. The portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the code.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the portfolio, has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, JPMIM is paid a fee for its services, computed daily and paid monthly, at an annual rate of 0.60% of the portfolio's average daily net assets. For the six months ended June 30, 2000, such fees amounted to $69,910.

   b) The trust, on behalf of the portfolio, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the portfolio. Under a Co-Administration Agreement between FDI and the trust on behalf of the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended June 30, 2000, the fee for these services amounted to $77.

   c) The trust, on behalf of the portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, each portfolio has agreed to pay Morgan a fee based on the following: if total expenses of the portfolio, excluding the advisory fees, exceed the expense limit of 0.55% of the average daily net assets of the portfolio, Morgan will reimburse the portfolio for the excess expense amount and receive no fee. Should such expenses be less than the expense limit, Morgan's fee would be limited to the difference between such expenses and the fees calculated under the Services Agreement. For the six months ended June 30, 2000 Morgan has agreed to reimburse the portfolio $7,260.

J.P. MORGAN SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
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   d) An aggregate annual fee of $21,500 is paid to each trustee for serving as a trustee of the trust. The Trustees' Fees and Expenses shown in the financial statements represent the portfolio's allocated portion of the total fees and expenses.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares. Transactions in shares of beneficial interest of each portfolio were as follows:

                                                    FOR THE SIX
                                                   MONTHS ENDED      FOR THE FISCAL
                                                   JUNE 30, 2000       YEAR ENDED
                                                    (UNAUDITED)     DECEMBER 31, 1999
                                                   -------------    -----------------
Shares sold....................................      1,131,777           570,880
Reinvestment of dividends and distributions....         44,691            21,133
Shares redeemed................................       (288,731)         (186,458)
                                                    ----------          --------
Net Increase...................................        887,737           405,555
                                                    ==========          ========

From time to time, the portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the portfolio.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended June 30, 2000, were as follows:

COST OF                   PROCEEDS
PURCHASES                FROM SALES
---------               ------------
  $  23,562,195         $ 10,521,162

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

J.P. MORGAN SERIES TRUST II PORTFOLIOS                  J.P. Morgan
   BOND PORTFOLIO                                       Small Company
   INTERNATIONAL OPPORTUNITIES PORTFOLIO                Portfolio
   SMALL COMPANY PORTFOLIO
   U.S. DISCIPLINED EQUITY PORTFOLIO







FOR MORE INFORMATION ON THE J.P. MORGAN                 SEMIANNUAL REPORT
SERIES TRUST II PORTFOLIOS, CALL FUNDS                  JUNE 30, 2000
DISTRIBUTOR, INC. AT (888) 756-8645.

IMSAR385